UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 11, 2016

DEL TORO SILVER CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52499	98-0515290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 North Carson Street, Carson City, Nevada	89701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	530.416.0266

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant

On March 15, 2016 Excelsis International Tax and Accounting Professionals resigned as the Auditor of Record for the company. Excelsis did not provide an adverse opinion or qualifications within the two most recent fiscal years and any subsequent interim period. There was no disagreement between the company and Excelsis within the two most recent fiscal years and any subsequent interim period.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2016 Greg Painter resigned his positions as Chief Executive Officer, President, Secretary and Board Director of the company. Chief Financial Officer Patrick Fagen will assume the duties of these positions until a successor to Mr. Painter is appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TORO SILVER CORP.

/s/ Patrick Fagen
Patrick Fagen
Chief Financial Officer, Vice-President and Director
Date:	March 17, 2016